UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2023
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston, Texas		W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices) (Zip Code)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure.
LyondellBasell Industries N.V. (the “Company,” “we,” or “our”) is filing this Current Report on Form 8-K to provide unaudited summary historical financial information for each annual period in the three year period ended December 31, 2022 updated to reflect a change in the Company’s internal reporting and reportable segments. Effective January 1, 2023, our Catalloy and polybutene-1 products were moved from the Advanced Polymer Solutions (“APS”) segment and integrated into the Olefins and Polyolefins-Americas (“O&P-Americas”) and Olefins and Polyolefins-Europe, Asia, International (“O&P-EAI”) segments. This move will allow the APS team to focus on our compounding and solutions business, and to develop a more agile operating model with meaningful regional and segment growth strategies. Also, effective January 1, 2023, a portion of the APS reporting unit’s goodwill has been allocated to the O&P-Americas and O&P-EAI segments based on their relative fair values.
Following the change, we continue to manage our operations through six operating reportable segments:

•Our O&P-Americas segment produces and markets olefins and co-products, polyethylene, polypropylene, Catalloy and polybutene-1.
•Our O&P-EAI segment produces and markets olefins and co-products, polyethylene, polypropylene, Catalloy and polybutene-1.

•Our Intermediates and Derivatives segment produces and markets propylene oxide and its derivatives; oxyfuels and related products; and intermediate chemicals such as styrene monomer, acetyls, ethylene oxide and ethylene glycol.

•Our APS segment produces and markets compounding and solutions, such as polypropylene compounds, engineered plastics, masterbatches, engineered composites, colors and powders.

•Our Refining segment refines heavy, high-sulfur crude oil and other crude oils of varied types and sources available on the U.S. Gulf Coast into refined products, including gasoline and distillates.

•Our Technology segment develops and licenses chemical and polyolefin process technologies and manufactures and sells polyolefin catalysts.
The unaudited summary historical financial information included in Exhibit 99.1 is provided on a retrospective basis as if the changes had taken place prior to the fiscal years presented. This change has no impact on the Company’s consolidated statements of income, consolidated balance sheets, consolidated statements of shareholders’ equity and consolidated statements of cash flows previously reported on the basis of accounting principles generally accepted in the United States (“U.S. GAAP”).
As a result of moving our Catalloy and polybutene-1 products to our O&P-Americas and O&P-EAI segments we expect to recognize a non-cash goodwill impairment charge in the $250 million to $300 million range in our APS segment in the first quarter of 2023. Estimates of fair values were determined with discounted cash flows, market comparisons and internal assumptions including revenue growth rates and discount rates, which are inherently subjective.
The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Summary of unaudited historical financial information related to segment changes.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	March 7, 2023	By:	/s/ Chukwuemeka A. Oyolu
Chukwuemeka A. Oyolu
Senior Vice President,
Chief Accounting Officer & Investor Relations